SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Duff & Phelps Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

DUFF & PHELPS CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2010 Date: May 6, 2010 Time: 9:00 a.m. EDT Location: 55 East 52nd St., 31st Floor New York, NY 10055

DUFF & PHELPS CORPORATION 55 E 52ND STREET, 31ST FLOOR NEW YORK, NY 10055
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:              www.proxyvote.com
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*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends that you vote FOR the following:

1.     Election of Directors

Nominees:

01) Noah Gottdiener	06) William J. Hannigan
02) Gerard Creagh	07) Harvey M. Krueger
03) Robert M. Belke	08) Sander M. Levy
04) Peter W. Calamari	09) Jeffrey D. Lovell
05) William R. Carapezzi

The Board of Directors recommends you vote FOR the following proposals:

2.	Approval of Amendments to the Company's 2007 Omnibus Stock Incentive Plan.

3.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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